THIRD AMENDMENT, dated as of August 1, 1997 to Agreement dated as of July 22, 1992, as amended by the First Amendment dated February 24, 1994 and by the Second Amendment dated as of October 3, 1996 (as so amended, the "Agreement") between COLLINS & AIKMAN PRODUCTS CO. (which was formerly named Collins & Aikman Corporation) (the "Company") and THOMAS E. HANNAH ("Employee").

         WHEREAS, the Company and Employee desire to amend the Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Section  3.1  of  the  Agreement  is  hereby   amended  by  changing
            "$525,000" to "$600,000".

         2. The validity, interpretation and performance of this Amendment shall be governed by the laws of the State of New York, regardless of the laws that might be applied under applicable principles of conflicts of laws. Each of the parties hereby waives any right such party may have to a trial by jury.

         3. All references in the Agreement to this "Agreement" shall mean the Agreement, as amended hereby. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                            /s/ Thomas E. Hannah   [L.S.]
                                            --------------------
                                            THOMAS E. HANNAH

                                            COLLINS & AIKMAN PRODUCTS CO.


                                            By   /s/ David A. Stockman
                                                 ----------------------
                                                     Title: Co-Chairman


                                            By   /s/ Randall J. Weisenburger
                                                 ---------------------------
                                                     Title: Co-Chairman